J u n e 1 4 , 2 0 2 2 A L W A Y S F O R W A R D P L A N 1

Forward-Looking Statements OTHER INFORMATION This presentation includes certain adjusted non-GAAP financial measures and a reconciliation of GAAP to non-GAAP financial measures is included in the Appendix to this presentation. As used in this presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. The company’s two brand-based operating segments are Hollister, which includes the company’s Hollister, Gilly Hicks and Social Tourist brands, and Abercrombie, which includes the company’s Abercrombie & Fitch and abercrombie kids brands. Throughout this presentation, references to financial metrics, plans, goals and targets for "Hollister" include the company's Hollister and Social Tourist brands and financial goals but exclude Gilly Hicks. Financial metrics, plans, goals and targets for "Abercrombie Brands" includes the company's Abercrombie & Fitch and abercrombie kids brands. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including, without limitation, statements regarding our Always Forward Plan and longer-term goals and targets, relate to our current assumptions, estimates, judgments, expectations, plans, and projections about our business. Words or phrases such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “could,” “may,” “outlook,” “forecast,” “aspire,” “target,” and similar expressions may identify forward-looking statements. Factors that could cause the company's financial targets and estimates to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management, include, but are not limited to, the risks described or referenced in Part 1, Item 1A. “Risk Factors” of the company's Annual Report on Form 10-K for the fiscal year ended January 29, 2022 and otherwise in reports and filings that we have made with the Securities and Exchange Commission (SEC), as well as the following: risks and uncertainty related to the ongoing COVID-19 pandemic, including the potential emergence of additional variants, and any other adverse public health developments; risks related to changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to recent inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue to, affect freight, transit and other costs; risks related to geopolitical conflict, including the on-going hostilities in Ukraine, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends, and manage our inventory; risks related to our ability to successfully invest in customer, digital, and omnichannel initiatives; risks related to our ability to execute on our global store network optimization initiative; risks related to our international growth strategy; risks related to cyber security threats and privacy or data security breaches or the potential loss or disruption of our information systems; failure to protect our reputation; risks associated with climate change and other corporate responsibility issues; and risks related to our ability to attract or retain talent. Additional information will be made available in other reports and filings that we make from time to time with the SEC. These forward-looking statements are subject to risks and uncertainties and the inclusion of such information should not be regarded as a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements in this presentation are based on information presently available to our management and relate only to events as of the date on which the statements are made. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Investors and others should note that we may announce material business and financial information to our investors using our websites (including corporate.abercrombie.com), filings with the SEC, webcasts, press releases, and conference calls. We use these mediums to communicate with our customers and the public about our company, our products, and other issues. It is possible that the information that we make available may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our websites. 2

INVESTOR DAY
AGENDA
JUNE 14, 2022

ALWAYS FORWARD
Fran Horowitz, Chief Executive Officer

BRAND GROWTH PLANS
Kristin Scott, President, Global Brands
Carey Krug, Abercrombie Marketing
Robert Zajac, Hollister Marketing

BREAK

DIGITAL REVOLUTION
Samir Desai, Chief Digital & Technology Officer

FINANCIAL DISCIPLINE
Scott Lipesky, Chief Financial Officer

MORNING IN REVIEW
Fran Horowitz, Chief Executive Officer

Q&A

3

S H E / H E R Always Forward Fran Horowitz A L W A Y S F O R W A R D P L A N 4

$4.1B - $4.3B A L WAY S F O R WA R D P L A N REVENUES 8%+ OPERATING MARGIN LONGER-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 2025 TARGETS: 5

Evolved Brand Purpose 2 0 1 7 - 2 0 2 1 A C C O M P L I S H M E N T S Grew Digital Reduced Occupancy Returned Cash to Shareholders 6

DIGITAL REVOLUTION ENTERPRISE-WIDEEXECUTE FOCUSED FINANCIAL DISCIPLINE OPERATE WITH BRAND GROWTH PLANS AUTHENTIC PURPOSE EMBODY OUR 7

We are here for you on the journey to being and becoming who you are O U R C O R P O R AT E P U R P O S E 8

OVER 100K ASSOCIATE VOLUNTEER HOURS PURPOSE-LED PARTNERSHIPS Fiscal year-end 2016-2021 9

TOP TALENT DIVERSITY INCLUSION 10

ONE OF FORTUNE'S
BEST PLACES TO WORK
IN RETAIL
2021


CORPORATE EQUALITY INDEX
BEST PLACES TO WORK
FOR LGBTQ EQUALITY
16 YEARS IN A ROW

11

Our portfolio is there for our customers’ journeys through different life stages 12

DIGITAL REVOLUTION FINANCIAL DISCIPLINE BRAND GROWTH PLANS AUTHENTIC PURPOSE EMBODY OUR ENTERPRISE-WIDEEXECUTE FOCUSED OPERATE WITH 13

A L W A Y S F O R W A R D P L A N Execute focused brand growth plans 14

We believe every day should feel as exceptional as the start of a long weekend B R A N D P U R P O S E 15

T H E R E I N V E N T I O N O F A FA S H I O N I C O N ABERCROMBIE IS BACK 16

SALES CAGR +6% TO +8% WOMEN’S SALES GROWTH | STORE EXPANSION | BRAND LOVERS 2 0 2 2 – 2 0 2 5 TA R G E T A B E R C R O M B I E B R A N D S 17

We believe in liberating the spirit of an endless summer inside everyone B R A N D P U R P O S E 18

Fiscal year-end 2017-2021 +4% SALES CAGR S I N C E 2 0 1 7 U N I T E D S TAT E S 19

DATA-DRIVEN STORE GROWTH | EMEA STABILIZATION | EXPAND GEN Z BASE SALES CAGR FLAT TO +2% 2 0 2 2 – 2 0 2 5 TA R G E T 20

B R A N D P U R P O S E We believe in making the world a happier place through movement by inspiring and enabling just 10 minutes of activity a day. Play Happy! 21

DOUBLE DIGIT SALES GROWTH Fiscal year-end 2016-2021 S I N C E B R A N D R E L A U N C H : 22

SALES CAGR +15% BRAND AWARENESS | ASSORTMENT ARCHITECTURE | MEN’S EXPANSION 2 0 2 2 – 2 0 2 5 TA R G E T 23

We see the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything B R A N D P U R P O S E 24

B R A N D P U R P O S E We are creating a world where you always have the support of your community behind you to fuel new adventures and relationships. Now’s the time when risks are power moves and regrets are just good stories. 25

DIGITAL REVOLUTION FINANCIAL DISCIPLINE BRAND GROWTH PLANS AUTHENTIC PURPOSE EMBODY OUR ENTERPRISE-WIDEEXECUTE FOCUSED OPERATE WITH 26

I N C R E A S E D DIGITAL TO 47% P E N E T R AT I O N R E M O V E D ~25% OF SQ FT - 1 . 6 M G R O S S S Q U A R E F E E T 2 0 1 7 - 2 0 2 1 T R A N S F O R M A T I O N Fiscal year-end 2017-2021 27

ENTERPRISE-WIDE DIGITAL REVOLUTION THEM EVERYWHERE WOW THEM BETTER KNOW 28

DIGITAL REVOLUTION FINANCIAL DISCIPLINE BRAND GROWTH PLANS AUTHENTIC PURPOSE EMBODY OUR ENTERPRISE-WIDEEXECUTE FOCUSED OPERATE WITH 29

THE ONLY CONSTANT IS CHANGE A G I L I T Y & F L E X I B I L I T Y I S K E Y R E TA I L T R U T H 30

BALANCE SHEET STRENGTH T I G H T I N V E N T O R Y M A N A G E M E N T D I S C I P L I N E D C A P I TA L A L L O C AT I O N 31

INVENTORY DISCIPLINE 32

Brand Growth Plans Digital Revolution Financial Discipline Authentic Purpose $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN 2025 TARGETS: 33

SAMIR DESAI CHIEF DIGITAL & TECHNOLOGY OFFICER CAREY KRUG ABERCROMBIE BRANDS MARKETING ROBERT ZAJAC HOLLISTER BRANDS MARKETING FRAN HOROWITZ CHIEF EXECUTIVE OFFICER KRISTIN SCOTT PRESIDENT, GLOBAL BRANDS SCOTT LIPESKY CHIEF FINANCIAL OFFICER TODAY’S PRESENTERS 34

THE BEST TEAM IN RETAIL STORES | DISTRIBUTION | CORPORATE 35

S H E / H E R Brand Growth Plans Kristin Scott A L W A Y S F O R W A R D P L A N 37

5 BRANDS CUSTOMER OBSESSED 3 GENERATIONS 700+ STORES3 REGIONS 38

THEM EVERYWHERE WOW THEM BETTER KNOW 39

A L W A Y S F O R W A R D P L A N Execute focused brand growth plans 41

We believe every day should feel as exceptional as the start of a long weekend B R A N D P U R P O S E 42

W E H AV E G R O W N T H E WOMEN’S BUSINESS BY 40% S I N C E 2 0 1 9 43

A D D E D 12+ MILLION NEW CUSTOMERS S I N C E 2 0 1 8 44

ABERCROMBIE & FITCH BRAND VIDEO 46

23-40 Years Old 72M Millennials in the U.S. $76B Market1 O UR G ROWT H O P P O RT UN I T Y 1. US Only Market Size; Source: The NPD Group/Consumer Tracking Service, Wearer ages 23-40, 2021 47

DOUBLE-DIGIT WOMEN’S SALES GROWTH STORE EXPANSION GROW BRAND LOVERS 48

DOUBLE-DIGIT WOMEN’S SALES GROWTH Build on current momentum through key categories and franchises G R O W T H S T R A T E G Y 49

D O U B L E - D I G I T W O M E N ’ S S A L E S G R O W T H 50

D O U B L E - D I G I T W O M E N ’ S S A L E S G R O W T H 51

D O U B L E - D I G I T W O M E N ’ S S A L E S G R O W T H 52

YPB VIDEO 53

30-40 NET NEW STORES MARKET-LEVEL SALES & LOCATION DATA STORE EXPANSION G R O W T H S T R A T E G Y A customer-centric experience hub for browsing, buying, or omni activity 54

GROW BRAND LOVERS G R O W T H S T R A T E G Y Authentically engage our customers through digital marketing and social selling 55

S H E / H E R Abercrombie Marketing Carey Krug A L W A Y S F O R W A R D P L A N 56

A B E R C R O M B I E B R A N D T E A M COREY ROBINSON ABERCROMBIE MERCHANDISING & DESIGN HE / HIM JOANNA EWING ABERCROMBIE BRANDS CREATIVE DIRECTOR SHE / HER CAREY KRUG ABERCROMBIE BRANDS MARKETING SHE / HER 57

Our brand purpose was the inflection point for the phenomenal growth we are witnessing today… B R A N D - B U I L D I N G 58

B R A N D - B U I L D I N G …and the beginning of the next great chapter in the Abercrombie story 59

O U R C O M M U N I T YO U R C O U N I T Y Influencers AffiliatesCustomers Editorial Community Brand Partners 60

TIKTOK’S FAVORITE FASHION K N O W N A S B R A N D 61

2 0 1 9 2 0 2 0 2 0 2 1 MOST LOVED P RODU CT A W A R D 63

I N F L U EN C ER MA R KET ER O F T H E Y E A R 2 0 2 1 64

T R E N D I N G “A BER C ROMBI E I S BAC K” 9 6 % P O S I T I V E I N 2 0 2 1 65

W I N N I N G O N S O C I A L When leading companies want to innovate, they partner with Abercrombie to participate in their alpha / beta testing 66

#abercrombie hashtags used to-date 343 Million 67

T H E T R E V O R P R O J E C T X A B E R C R O M B I E A community where Everyone Belongs 68

M O V I N G AT T H E PA C E O F T H E C O N S U M E R We have created rich and enduring relationships with our Abercrombie Community 69

Our community agrees: Abercrombie is back 70

ABERCROMBIE IS BACK VIDEO 71

A B E R C R O M B I E B R A N D S +6% to +8% SALES CAGR 2022 - 2025 2 0 2 5 TA R G E T: A L WAY S F O R WA R D P L A N 72

S H E / H E R Brand Growth Plans: Hollister Kristin Scott A L W A Y S F O R W A R D P L A N 73

We believe in liberating the spirit of an endless summer inside everyone B R A N D P U R P O S E 74

HOLLISTER BRAND VIDEO 75

W E K N O W G E N Z . 77

U . S . S A L E S GROWN AT 4% CAGR S I N C E 2 0 1 7 Fiscal year-end 2017-2021 78

AT T R A C T E D 20+ MILLION NEW CUSTOMERS S I N C E 2 0 1 8 Fiscal year-end 2018-2021 79

G R E W RETENTION RATE S I N C E 2 0 1 8 Fiscal year-end 2018-2021. US and EMEA only. 80

1. US Only Market Size; Source: The NPD Group/Consumer Tracking Service, Wearer ages 13-22, 2021 H O L L I S T E R 67M GEN ZS IN THE UNITED STATES $ 4 4 B A D D R E S S A B L E M A R K E T 1 81

DATA-DRIVEN STORE GROWTH EMEA STABILIZATION EXPAND GEN Z BASE 82

DATA-DRIVEN STORE GROWTH Hollister Revenue Derived from Stores in 2021 65% Net New Stores 2022 –2025 Plan 30-40 83

EMEA STABILIZATION SALES GROWTH EMEA full-year sales decline from 2019 to 2021 ~$60M Q1 2022 compared to Q1 2021 84

EXPAND GEN Z BASE Market Share Opportunity 1% Market Share Value1 19-22 YO ~$190M 1. US Only Market Size; Source: The NPD Group/Consumer Tracking Service, Wearer ages 19-22, US Dollar sales, 2021 85

H E / H I M Hollister Marketing Robert Zajac A L W A Y S F O R W A R D P L A N 86

Global Teen All Gen Z E X PA N D I N G G E N Z B A S E 87

W E K N O W G E N Z . 88

BRANDLOVE POPULARITY REFLECTING DIVERSITY COOL UNDERSTANDS GEN Z 89

CUSTOMERS
ATTRACTED 20+ MILLION NEW CUSTOMERS
INCREASED RETENTION
Fiscal year-end 2018-2021. US and EMEA only.


HOLLISTER
CLUB CALI
35 MILLION MEMBERS
$6.6B IN REVENUE
Fiscal year-end 2016-2021

90

Since 2017 U N I T E D S TAT E S G R O W T H +4% SALES CAGR S I N C E 2 0 1 7 Fiscal year-end 2017-2021 91

HOLLISTER SIZZLE REEL 92

LOYALTY DRIVEN HUMAN POWERED SOCIALLY FUELED W E A R E W E A R E W E A R E 93

94 T H E H O L L I S T E R C O L L E C T I V E Human Powered

GOOD VIBRAS T H E H O L L I S T E R C O L L E C T I V E Co-creating content and product to celebrate Latinx diversity 95

T H E H O L L I S T E R C O L L E C T I V E GAMING Capturing new audiences, growing the brand and the business 96

T H E H O L L I S T E R C O M M U N I T Y Socially Fueled 97

S O C I A L I N N O VAT I O N COMMERCE +70% Social Sales +80% Instagram Storefront Visitors May 2021- May 2022 98

S O C I A L I N N O VAT I O N SNAPCHAT Leading with technology to drive Brand Love and omnichannel commerce 99

H O L L I S T E R H O U S E R E WA R D S MEMBERSHIP Iterative membership program with evolving benefits and services, tailored to Gen Z 100

H O L L I S T E R FLAT to +2% SALES CAGR 2022 – 2025 2 0 2 5 TA R G E T: A L WAY S F O R WA R D P L A N 101

S H E / H E R Kristin Scott A L W A Y S F O R W A R D P L A N Brand Growth Plans: Gilly Hicks 102

GILLY HICKS BRAND VIDEO 106

G I L LY H I C K S RESONATING WITH 13 TO 40 YEAR OLDS $ 4 7 B A D D R E S S A B L E A C T I V E W E A R M A R K E T 1 1. US Only Market Size; Source: The NPD Group/Consumer Tracking Service, Wearers ages 13-22, 2021 107

GROW BRAND AWARENESS ASSORTMENT ARCHITECTURE BUILD MEN’S BUSINESS 108

GROW BRAND AWARENESS I N C R E A S E MARKETING EFFORTS O P E N 30-40 STORES B y 2 0 2 5 ( P l a n n e d S t a n d a l o n e Fo r m a t s ) 109

ASSORTMENT ARCHITECTURE G R O W ACTIVE CATEGORY TO 50% O f To t a l S a l e s B y 2 0 2 5 110

ASSORTMENT ARCHITECTURE D I S T O R T LOUNGE CATEGORY TO 30% O f To t a l S a l e s B y 2 0 2 5 111

BUILD MEN’S BUSINESS I N C R E A S E MEN’S BUSINESS TO 20% O f To t a l S a l e s B y 2 0 2 5 112

G I L LY H I C K S +15% SALES CAGR 2022 - 2025 2 0 2 5 TA R G E T: A L WAY S F O R WA R D P L A N 113

We see the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything B R A N D P U R P O S E 114

B R A N D P U R P O S E We are creating a world where you always have the support of your community behind you to fuel new adventures and relationships. Now’s the time when risks are power moves and regrets are just good stories 115

H E / H I M Digital Revolution Samir Desai A L W A Y S F O R W A R D P L A N 118

RWD
2021 RESULTS
60%
OF REVENUE
FROM DIGITAL
ABERCROMBIE & FITCH
300M+
VISITS A YEAR
ON DIGITAL
HOLLISTER
20%+
DTC BUSINESS
IN MOBILE APP
AND GROWING

119

THEM EVERYWHERE WOW THEM BETTER KNOW 120

ENTERPRISE-WIDE DIGITAL REVOLUTION THEM EVERYWHERE WOW THEM BETTER KNOW 121

Using AI and machine learning, we now have a 360-degree view of each customer KNOW THEM BETTER 122

Trend | Inventory | Customer Experience | Real Estate Knowing the customer improves how we work KNOW THEM BETTER 123

We use data and digital product testing to predict fashion trends and build seasonal strategies KNOW THEM BETTER 124

Our planning teams are moving to automated algorithms and AI to drive decisions KNOW THEM BETTER 125

We can anticipate customer needs and serve highly personalized experiences KNOW THEM BETTER 126

Data science identifies locations and store formats that will perform best KNOW THEM BETTER 127

STORE LOCATION U S I N G D ATA T O I N F O R M C H I C A G O , I L L I N O I S OPENINGS <‘21 ’22 128

DATA DRIVEN WITH AGILITY CUSTOMER OBSESSED RESULTS ORIENTED LEARN FAST TALENT & CULTURE We operate more like a tech company than a traditional retailer 129

TALENT & CULTURE We have built a team of top talent from leading brands and businesses 130

TALENT & CULTURE We are building a digital academy and citizen developers to maximize talent 131

ENTERPRISE-WIDE DIGITAL REVOLUTION THEM EVERYWHERE WOW THEM BETTER KNOW 132

We are modernizing our foundational systems WOW THEM EVERYWHERE ERP Platform | Database | Supply Chains | Integration Associate Experience | Store Experience 133

The future of retail is retail everywhere WOW THEM EVERYWHERE Discovery | Browse | Purchase | Fulfillment | Loyalty 134

I N S T O R E A T H O M E WOW THEM EVERYWHERE 135

ENTERPRISE-WIDE DIGITAL REVOLUTION THEM EVERYWHERE WOW THEM BETTER KNOW 136

H E / H I M Financial Discipline Scott Lipesky A L W A Y S F O R W A R D P L A N 137

138 A LWAY S FO R WA R D P L A N CREATING SHAREHOLDER VALUE 2 0 2 5 TA R G E T S +3% TO 5% SALES CAGR OFF 2022 8%+ OPERATING MARGINS INVESTMENT DISCIPLINED & AGILE PLAN FREE CASH FLOW $600M MINIMUM GENERATION 2022-2025 138

$642M 2018 - 2021 2 0 1 7 – 2 0 2 1 R E S U L T S RETURNED CASH TO SHAREHOLDERS GREW SALES LOW-SINGLE DIGIT CAGR 9.6% EXPANDED GROSS MARGIN ADJUSTED 2021 LEVERAGED EXPENSES TRIPLED 2017 ADJUSTED OPERATING MARGIN 2 0 1 8 I N V E S T O R D A Y G O A L S 139

$4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN LONGER-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN A L WAY S F O R WA R D P L A N 2025 TARGETS: 140

A L W A Y S F O R W A R D P L A N FINANCIAL PRINCIPLES EXPECTED LOW- TO MID- SINGLE DIGIT SALES GROWTH CAGR FROM 2022 - 2025 INVESTMENTS IN DIGITAL, TECH, AND STORE GROWTH UTILIZE A PORTION OF EXCESS FREE CASH FOR SHARE REPURCHASES REFLECTS ASSUMPTIONS ON INFLATION AND CONSUMER HEALTH 141

A L W A Y S F O R W A R D P L A N SALES GROWTH BY BRAND 2 0 2 2 T O 2 0 2 5 T A R G E T C A G R +6% TO +8% FLAT TO +2% +15% 142

ALWAYS FORWARD PLAN

SALES GROWTH BY REGION

2022 TO 2025 TARGET CAGR

UNITED STATES	+2% TO +4%
EMEA	+4% TO +6%
APAC	+LOW-DOUBLE DIGIT %



143

ALWAYS FORWARD PLAN

SALES GROWTH BY CHANNEL

2022 TO 2025 TARGET CAGR

DIGITAL

+MID-SINGLE

DIGIT %

~50% DIGITAL PENETRATION

STORES

+LOW-SINGLE

DIGIT %

RETURN TO NET STORE OPENERS

144

2 0 1 7 T O 2 0 2 1 DIGITAL SALES GROWTH $150M INVESTED IN DIGITAL & TECH $750M GROWTH IN DIGITAL SALES INVEST IN PEOPLE, SYSTEMS, AND TOOLS MOVE AT THE SPEED OF OUR CUSTOMER A L W A Y S F O R W A R D P L A N 2 0 2 2 T O 2 0 2 5 145

2 0 1 7 - 2 0 2 1 POSITIONING FOR GROWTH S TO R E F L E E T 146

ALWAYS FORWARD PLAN

STORE FLEET OPTIMIZATION

RWD

	2017	2021
STORE COUNT	868	729
GROSS SQ. FT.	6.7M	5.1M
OCCUPANCY	$660M	$430M
FOUR-WALL OP MARGIN %*	~15%	~20%

*NON-GAAP. SEE APPENDIX.

147

STORE FLEET OPPORTUNITY 729 5.1M A L W A Y S F O R W A R D P L A N 825 2 0 2 5 $430M +3% to +5% ~20% >20% STORE COUNT GROSS SQ. FT. OCCUPANCY F U N D A M E N T A L S OMNI-ENABLED; MORE OFF-MALL LOCATIONS NEW STORES BETWEEN 2,500 - 6,000 SQ. FT. ~2-YEAR PAYBACK FOR NEW A&F AND HCo STORES * N O N - G A A P . S E E A P P E N D I X . FOUR-WALL OP MARGIN %* +3% to +5% 2 0 2 1 148

149 59.7% 60.2% 59.4% 60.5% 62.3% 2017 2018 2019 2020 2021 GROSS MARGIN A L W A Y S F O R W A R D P L A N 149

$100M NET FREIGHT & RAW MATERIALS HEADWIND VS 2021 2 0 2 5 Y E A R E N D 62.3% 2 0 2 1 60% - 63% MODEST AUR BENEFIT A&F BRAND MIX BENEFIT GROSS MARGIN A L W A Y S F O R W A R D P L A N 150

I N V E N T O R Y M A N A G E M E N TQ 1 2 0 2 2 E N D I N G U N I T S O N H A N D ~93% CURRENT CURRENT UNIT INVENTORY COMPOSITION DISCIPLINE FY 2022 RECEIPT UNITS FLAT VS 2021 CONTINUOUS RIGHT-SIZING OF UNIT BUYS 7% CLEARANCE CARRYOVER (1%) vs. Q1 LY 19% +5% vs. Q1 LY FUTURE SET 16% (4%) vs. Q1 LY LONG-LIFE 58% Flat vs. Q1 LY SEASONAL 151

I N V E N T O R Y M A N A G E M E N TQ 1 2 0 2 2 E N D I N G U N I T S O N H A N D ~93% CURRENT CURRENT UNIT INVENTORY COMPOSITION DISCIPLINE EXPECT FY 2022 RECEIPT UNITS FLAT VS. 2021 CONTINUOUS RIGHT-SIZING OF UNIT BUYS 7% CLEARANCE CARRYOVER (1%) vs. Q1 LY 19% +5% vs. Q1 LY FUTURE SET 16% (4%) vs. Q1 LY LONG-LIFE 58% Flat vs. Q1 LY SEASONAL 152

ALWAYS FORWARD PLAN

OPERATING MARGIN

2025 TARGET

	«RWD« 2017	«RWD« 2021	»FWD» 2025
GROSS MARGIN	59.7%	62.3%	60% - 63%
OPERATING EXPENSE PERCENT OF NET SALES	56.8%*	52.7%*	52% - 53%
OPERATING MARGIN	2.9%*	9.6%*	8%+



*ADJUSTED NON-GAAP MEASURES. SEE APPENDIX FOR GAAP RECONCILIATIONS.

153

CAPITAL ALLOCATION STRATEGY A L W A Y S F O R W A R D P L A N $700M Minimum Liquidity Target EXCESS $700M Minimum Liquidity Target 2021 2025 LONGER-TERM Increasing Capital Investments into the Business Maintaining Serial Share Repurchaser Mentality Dividend and / or Debt Repayment 154 154

CAPITAL INVESTMENT PLAN A L W A Y S F O R W A R D P L A N 155 DIGITAL & TECHNOLOGY STORES OTHER SUPPLY CHAIN 2 0 2 2 T O 2 0 2 5 TA R G E T $150M - $175M ANNUALLY 155

SHAREHOLDER RETURNS A L W A Y S F O R W A R D P L A N 2 0 1 8 – 2 0 2 1 $7 82 M $6 42 M F R E E C A S H F L O W * R E T U R N T O S H A R E H O L D E R S 2 0 2 2 - 2 0 2 5 $6 00 M + F R E E C A S H F L O W * SHARE REPURCHASES: $524M OUTSTANDING SHARE REDUCTION: >20% DIVIDENDS: $118M EXPECT TO COMMIT A PORTION OF FREE CASH FLOW TO STEADY SHAREHOLDER RETURNS 156* N O N - G A A P M E A S U R E S . S E E A P P E N D I X .

157 A LWAY S FO R WA R D P L A N CREATING SHAREHOLDER VALUE 2 0 2 5 TA R G E T S +3% TO 5% SALES CAGR OFF 2022 8%+ OPERATING MARGINS INVESTMENT DISCIPLINED & AGILE PLAN FREE CASH FLOW $600M MINIMUM GENERATION 2022-2025 157

We are here for you on the journey to being and becoming who you are O U R C O R P O R AT E P U R P O S E 158

Q&A 160

161 APPENDIX A L WAY S F O R WA R D P L A N

USE OF NON-GAAP MEASURES The non-GAAP metrics discussed in this presentation include adjusted operating expense, adjusted operating income, and free cash flow. The company believes that each of the non-GAAP financial measures presented herein are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items, which the company believes do not reflect its future operating outlook, such as certain asset impairment charges related to the company’s flagship stores and charges related to certain legal matters , and are used by management to evaluate the comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplementally to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. Free cash flow is calculated as cash flows generated from operations less cash flows used for capital expenditures. The company uses free cash flow as a measure to assess the company’s liquidity and determine cash remaining for general corporate and strategic purposes as well as the amount of cash available to return to stockholders pursuant to the company's capital allocation strategy. Accordingly, the company believes free cash flow is useful to investors. The most directly comparable GAAP financial measure is net cash provided by operating activities. This presentation also refers to certain non-GAAP store-level metrics, including 4-wall operating margins. Store-level 4-wall operating margins exclude certain components of the company’s results of operations, including but not limited to, amounts related to marketing, depreciation and amortization of home-office and IT assets, distribution center expense, direct-to-consumer expense, and other corporate overhead expenses that are considered normal operating costs as well as all asset impairment and flagship store exit charges. This measure also excludes certain product costs related to direct-to-consumer, wholesale, licensing and franchise operations as well as variances from estimated freight and import costs, and provisions for inventory shrink and lower of cost or net realizable value. In addition, this metric excludes revenue other than store sales and does not include gift card breakage. As such, store-level 4-wall operating margin is not indicative of the overall results of the company and does not accrue directly to the benefit of shareholders because of these exclusions. The company provides store-level 4-wall operating margins on occasion because it believes that it provides a meaningful supplement to the company’s operating results. 162

RECONCILIATION OF NON-GAAP MEASURES 1 Operating expense includes stores, distribution, marketing, general, administrative expense, in addition to exit charges, asset impairments and other operating income, net. 2 Excluded items include $15.1 million in legal charges and $13.7 million in asset impairments in 2017 and $12.1M in asset impairment charges in 2021. Operating Expense2 Operating Income $355,184 9.6% ($12,100) (0.3%) EXCLUDED ITEMS1 $12,100 0.3% $1,956,811 52.7% % o f N e t S a l e s NON-GAAP $1,968,911 53.0% % o f N e t S a l e s GAAP $343,084 9.2% % o f N e t S a l e s 20 21 Operating Expense2 Operating Income $100,781 2.9% ($28,731) (0.8%) $28,731 0.8% $1,983,061 56.8%$2,011,792 57.6% $72,050 2.1%20 17 163 ( i n t h o u s a n d s )

RECONCILIATION OF NON-GAAP MEASURES Net cash provided by operating activities Less: Purchases of property and equipment Free Cash Flow $277,782 2 0 2 1 $96,979 $180,803 164 $404,918 2 0 2 0 $101,910 $303,008 $300,685 2 0 1 9 $202,784 $97,901 $352,933 2 0 1 8 $152,393 $200,540 $1,336,318 C u m u l a t i v e 2 0 1 8 - 2 0 2 1 $554,066 $782,252 ( i n t h o u s a n d s ) $300,000+ Ta r g e t A v e r a g e A n n u a l 2 0 2 2 - 2 0 2 5 $150,000 to $175,000 $150,000+